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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2000

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                     33-0721183
           --------                                     ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


      17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA             92614
      -------------------------------------------             -----

        (Address of principal executive offices)            (Zip code)


        Registrant's telephone number, including area code (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable

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ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

            On March 23, 2000, First Alliance Corporation (the "Company") and several of its subsidiaries filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the Central District of California. The Company has discontinued new loan originations and plans on closing all of its retail branches and origination centers immediately.
            The company's filing under the Code is expected to facilitate the liquidation of a portion of the Company's assets and allow for reorganization and/or sale of the Company's remaining business and assets. As of the date of the Company's voluntary bankruptcy petition, the United States Bankruptcy Court for the Central District of California assumed jurisdiction over the assets of the Company. As a debtor in possession, the Company remains in control of its assets and is authorized to operate its business, subject to the supervision of the Bankruptcy Court.
            No assurance can be given that the Company will remain a debtor-in-possession and that a trustee will not be appointed to operate the Company's business. In addition, although the Company has begun the process of formulating a plan of reorganization to be submitted eventually to the Bankruptcy Court, no assurance can be given that the Bankruptcy Court will confirm the Company's plan of reorganization or that Company will remain in control of its assets throughout the pendency of the Company's bankruptcy case.
            The fact that the Company filed a voluntary bankruptcy petition may affect the Company's ability to maintain certain present business arrangements and may also affect the Company's ability to successfully negotiate future business arrangements. Among the relationships that may be materially affected by the Company's commencement of a bankruptcy case is the Company's relationship with its warehouse financing facility lender and the Company's relationships with other suppliers of goods and services vital to the Company's financing and business operations. Notwithstanding the foregoing, the Company's bankruptcy also may facilitate certain asset sales and reorganization of the Company's remaining business. Finally, the termination of new loan originations will adversely affect business operations and the financial condition and results of operations of the Company.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS

           (a)  Financial statements - not applicable.

           (b)  Pro forma financial information - not applicable.

           (c)  Exhibits:

                (20.1) Press release issued by the Company dated March 23, 2000.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    March 28, 2000
        ---------------------
                                               FIRST ALLIANCE CORPORATION

                                          By:  /s/ FRANCISCO NEBOT
                                               ---------------------------------
                                               Francisco Nebot
                                               President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

 EXHIBIT NO.                    DESCRIPTION                             PAGE NO.

                    PRESS RELEASE ISSUED BY THE COMPANY DATED
    20.1            MARCH 23, 2000                                         4




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